EVERBANK FINANCIAL CORP 3RD QUARTER EARNINGS SUPPLEMENT October 31, 2013

2 DISCLAIMER THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY BE DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, ACTUAL RESULTS MAY PROVE TO BE MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT QUARTERLY REPORTS ON FORM 10-Q AND IN OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. 3RD QUARTER EARNINGS SUPPLEMENT

• Entered into settlement agreement with OCC and Federal Reserve to end independent foreclosure review related to the consent order • Subsequent to quarter end, entered into agreements with Green Tree Servicing LLC, a subsidiary of Walter Investment Management Corp., on the sale and subservicing of $20.3bn UPB, and the sale of its default servicing platform • Deployed excess cash to retire higher cost borrowings through $0.8bn repayment of long-term FHLB advances • Commercial lending and corporate services staffing optimization complete • Completed exit of wholesale lending business SOLID EARNINGS AND ROE • GAAP EPS of $0.25, down 29% linked-quarter (LQ) and up 32% year-over-year (YoY) • Adjusted EPS of $0.26, down 7% LQ and 13% YoY • ROE of 8.7%, Adjusted ROE of 9.0% 3 KEY HIGHLIGHTS – 3Q13 Note: A reconciliation of non-GAAP financial measures can be found in the appendix. 3RD QUARTER EARNINGS SUPPLEMENT CONTINUED SOLID ASSET GENERATION VOLUME • Total organic asset generation of $3.1bn for the quarter • $1.1bn retained organic asset generation STRONG BALANCE SHEET AND CAPITAL POSITION • Loans and leases HFI down $0.3bn, or 2%, LQ • Total deposits flat LQ and up $1.8bn, or 15%, YoY • Significant excess liquidity • Tier 1 common equity ratio: 12.2% • Tier 1 leverage (bank): 8.8% • Total risk-based (bank): 14.5% • Estimated tier 1 common equity ratio under fully phased-in Basel III: 9.5 - 10.0% EXECUTED KEY STRATEGIC INITIATIVES

4 TRANSACTION OVERVIEW Assets Acquired by Green Tree • ~$13.4bn UPB FNMA, FHLMC and private investor servicing portfolio • No material gain or loss on sale • Sale accounting on MSR expected in 4Q13 Subservicing Relationship with Green Tree • ~$6.9bn UPB GNMA and government loan portfolio • Expected transfer date 1Q14 Platform Acquired by Green Tree • Assumption of lease obligations for three floors at EverBank Center (~86,000sf) • All fixed assets related to the operation • Green Tree will extend offers to at least 500 EverBank FTEs • Expected close 1Q14 Required Approvals • GSE and investor MSR transfer approvals • No shareholder approvals necessary 3RD QUARTER EARNINGS SUPPLEMENT

EverBank $1.8bn ~$6.9bn ~$13.4bn 3Q13 Servicing Profile Impacted Pro Forma Servicing Profile 5 PRO FORMA SERVICING PROFILE $61.3BN ~$(20.3)BN ~$41.0BN SOLD SUBSERVICING 3RD QUARTER EARNINGS SUPPLEMENT % Current 88% 74% 99 % Age (Months) 62 89 47 FICO 729 634 755 OLTV 76% 85% 72%

9,980 12,423 12,178 12,794 12,496 1,403 2,088 2,417 2,000 1,060 4.97% 5.08% 5.02% 4.94% 4.82% 3Q12 4Q12 1Q13 2Q13 3Q13 HFI HFS Average Loan HFI Yield 70% 55% 53% 52% 54% 15% 30% 30% 30% 30% 7% 7% 7% 8% 9% 8% 8% 10% 10% 7% 3Q12 4Q12 1Q13 2Q13 3Q13 Residential HFI Commercial Commercial Finance Warehouse Finance 6 LOANS END OF PERIOD LOANS ($MM) QUARTER HIGHLIGHTS 12,178 12,794 9,980 12,423 LOAN HFI COMPOSITION ($MM) • Loans HFI down $298mm, or 2%, LQ and up $2.5bn, or 25%, YoY • Residential loans up 2% LQ and down 2% YoY • Commercial loans down 9% LQ and up 99% YoY • Lease financing receivables up 8% LQ and 47% YoY • Growth in commercial finance and leasing portfolios were offset by lower warehouse finance balances • Loan yield on average loans HFI of 4.82%, down 12bps, LQ • Continued growth in high quality jumbo hybrid ARM portfolio • Residential lending strategy is expected to result in more prime jumbo ARMs originated to the portfolio 14,794 13,556 11,383 14,511 14,595 3RD QUARTER EARNINGS SUPPLEMENT 12,496

7 DEPOSITS AVERAGE DEPOSITS AND RATES ($MM) QUARTER HIGHLIGHTS 3Q13 DEPOSIT COMPOSITION • Average deposits flat LQ and up $2.4bn, or 21%, YoY • Noninterest-bearing deposits up 9% LQ and down 5% YoY • Interest checking deposits up 2% LQ and 32% YoY • Global market deposits down 6% LQ and 17% YoY • MMDA & savings deposits up 4% LQ and 25% YoY • Time deposits down 8% LQ and up 38% YoY • Cost of deposits decreased 6bps LQ and decreased 8bps YoY to 0.70% • Changed pricing in June / July • Over 58% of CD book will mature in the next 12 months 10% 22% 8% 38% 22% Noninterest-bearing Interest Checking Global Market MMDA & Savings Time Deposits 9,946 11,326 12,446 12,481 12,390 1,591 1,643 1,377 1,393 1,515 0.78% 0.76% 0.78% 0.76% 0.70% 3Q12 4Q12 1Q13 2Q13 3Q13 Interest-bearing Noninterest-bearing Cost of deposits 13,874 13,905 11,537 12,968 13,824 3RD QUARTER EARNINGS SUPPLEMENT

8 NET INTEREST INCOME NET INTEREST INCOME ($MM) QUARTER HIGHLIGHTS • Net interest income down $2mm, or 2%, LQ and up $13mm, or 10%, YoY • Average interest earning assets flat LQ and up 24% YoY • Core NIM decreased 4bps LQ to 3.17% • Future net interest income will benefit from increased prime jumbo hybrid ARMs that are retained in portfolio • Positive impact to net interest income and NIM going forward from funding optimization • Significant excess liquidity and capital to deploy 3.66% 3.56% 3.42% 3.33% 3.24% 3Q12 4Q12 1Q13 2Q13 3Q13 Net Interest Income Net Interest Margin $141 $139 $126 $147 $144 CORE NIM 3RD QUARTER EARNINGS SUPPLEMENT ($mm) 3Q12 2Q13 3Q13 Average interest-earning assets 13,716$ 17,027$ 16,984$ Net interest income 126 141 139 Reported IM 3.66% 3.33% 3.24% Net interest income 126$ 141$ 139$ Less: Discount accretion from Tygris acquisition 10 5 3 Adjusted net interest income 116$ 136$ 136$ Core NIM 3.37% 3.21% 3.17%

NONINTEREST INCOME AND EXPENSE

NONINTEREST INCOME

($mm)	3Q12	2Q13	3Q13
Loan servicing fee income	$ 42	$ 47	$ 51
MSR amortization	(36)	(36)	(30)
Valuation allowance	(18)	33	35
Net loan servicing income	(12)	44	56
Loan production and gain on sale income	96	86	62
Deposit, lease and other income	13	17	26
Noninterest income	$ 97	$ 147	$ 144

NONINTEREST EXPENSE

($mm)	3Q12	2Q13	3Q13
Salaries, commissions and other employee benefits expense	$ 85	$ 118	$ 111
Equipment expense	18	21	21
Occupancy expense	7	8	9
General and administrative expense	74	67	85
Total noninterest expense	$ 184	$ 214	$ 226

QUARTER HIGHLIGHTS

- Noninterest income down $3mm, or 2%, LQ and up $46mm, or 48%, YoY
  - MSR amortization of $30mm, down $6mm LQ
    - Expect future MSR amortization to decline
    - Sold servicing portfolio will also contribute to a decline in amortization
  - Loan servicing fee income up $4mm, or 7%, LQ
  - Recovery of MSR valuation allowance of $35mm
  - Gain on sale income down $24mm, or 32%, LQ, due to lower volumes, margins and shift in strategy to retain Jumbo ARM product

QUARTER HIGHLIGHTS

- Noninterest expense increased $12mm, or 6%, LQ
  - Entered into agreement with the OCC and Federal Reserve ending independent foreclosure review
    - Cost associated with foreclosure review of $32.5mm during the quarter
  - Non-recurring restructuring expense of $5mm included in noninterest expense
- Credit-related expenses flat LQ

3RD QUARTER EARNINGS SUPPLEMENT 9

EverBank

10 BANKING AND WEALTH MANAGEMENT SEGMENT HIGHLIGHTS SEGMENT EARNINGS RETAINED ASSET VOLUME ($MM) 30% 32% 17% 49% 67% 10% 18% 13% 15% 11% 30% 30% 32% 24% 21% 30% 20% 38% 12% 1% 3Q12 4Q12 1Q13 2Q13 3Q13 Residential Commercial Commercial Finance Warehouse Finance $502 $1,058 $1,0721 $950 $741 • Net interest income down $2mm, or 1%, LQ and up $11mm, or 10%, YoY • Provision for loan and lease losses down $2mm, or 66%, YoY • Retained asset volumes increased 1% LQ and 13% YoY 3RD QUARTER EARNINGS SUPPLEMENT ($mm) 3Q12 2Q13 3Q13 Net interest income 115$ 127$ 125$ Provision for loan and lease losses 4 (1) 1 Net interest income after provision 111 128 124 Noninterest income 21 33 33 Noninterest expense: Credit-related expenses 19 8 7 All other noninterest expense 61 64 60 Pre-tax income 52$ 89$ 90$ (1) Excludes $0.4bn decrease of existing warehouse finance line utilization.

MORTGAGE BANKING

SEGMENT EARNINGS

($mm)	3Q12	2Q13	3Q13
Net interest income after provision	$ 12	$ 14	$ 13
Noninterest income	77	114	110
Noninterest expense:			
Foreclosure and OREO expense	2	3	2
Other credit-related expenses	4	1	3
All other noninterest expense	66	114	132
Pre-tax income (loss)	$ 17	$ 10	$ (14)

SEGMENT HIGHLIGHTS

- Net interest income after provision down $1mm, or 9%, LQ and up $1mm, or 6%, YoY
- Noninterest income decreased $3mm, or 3%, LQ as a result of lower gain on sale revenue offset by increased servicing income
- Noninterest expense increased $19mm, or 16%, LQ due to settlement ending independent foreclosure review

KEY METRICS

	3Q12	2Q13	3Q13
Mortgage lending volume	$2.5bn	$3.2bn	$2.7bn
Volume sold	$2.1bn	$2.7bn	$2.5bn
Gain on sale margin	361bps	216bps	168bps
Servicing UPB	$52.3bn	$61.7bn	$61.3bn
Average servicing fee	30bps	29bps	29bps
Applications	$3.7bn	$2.9bn	$2.5bn
Rate locks	$2.5bn	$1.8bn	$1.4bn
HARP retention volume	21%	17%	28%

ORIGINATION DATA

Purchase Activity (%)

	3Q12	2Q13	3Q13
Retail	30%	49%	66%
Consumer Direct	5%	4%	3%
Third Party	23%	41%	49%
Total	16%	32%	40%

UPB Originated ($bn)

	3Q12	%	2Q13	%	3Q13	%
Retail	$ 0.5	20%	$ 1.2	37%	$ 1.0	38%
Consumer Direct	1.2	48%	1.0	31%	0.9	34%
Third Party[(1)]	0.8	32%	1.0	32%	0.8	28%
Total	$ 2.5	100%	$ 3.2	100%	$ 2.7	100%

(1) Impacted wholesale volume is $0.6bn, $0.5bn and $0.3bn, respectively

3RD QUARTER EARNINGS SUPPLEMENT 11

EverBank

1.29% 1.08% 0.99% 0.92% 1.01% 3Q12 4Q12 1Q13 2Q13 3Q13 0.25% 0.16% 0.23% 0.12% 0.30% 3Q12 4Q12 1Q13 2Q13 3Q13 12 ASSET QUALITY ADJUSTED NPA / TOTAL ASSET BUILD HIGHLIGHTS NCO / AVERAGE LOANS HFI ADJUSTED NPA / TOTAL ASSETS • Net charge-offs to average loans HFI increased 18bps LQ to 0.30% driven by higher charge-off and lower recoveries related to Bank of Florida and Legacy commercial loans • Adjusted NPAs to total assets increased 9bps LQ • Allowance for loan and lease losses decreased $6mm, or 9%, LQ Adjusted NPA ratio excludes loans and leases with enhanced credit protection 7.90% 1.01% (0.37)% (6.52)% Regulatory NPAs / Assets Impact Ex. Gov't Insured Loans Impact Ex. ACI Loans Adjusted NPAs / Assets Note: A reconciliation of Non-GAAP financial measures can be found in the appendix (1) Acquired credit-impaired loans and leases accounted for under ASC 310-30 or by analogy (1) 3RD QUARTER EARNINGS SUPPLEMENT

APPENDIX

CREDIT – ORIGINATED MORTGAGE REPURCHASE RESERVE

RESERVE TRENDS

Sold UPB ($mm)	'04 - '05	'06 - '08	'09 - '13	Total
Agency	$2,357	$450	$29,028	$31,835
Agency Aggregator	8,977	11,528	4,849	25,354
Total Sold UPB	$11,334	$11,978	$33,877	$57,189
Request Rates				
Life Time	0.37%	2.38%	0.30%	0.78%
Last 12 Months	0.03%	0.39%	0.07%	0.13%
Repurchase Rates				
Life Time	42%	40%	29%	38%
Last 12 Months	0%	24%	27%	24%
Loss Severity				
Life Time	12%	48%	27%	38%
Last 12 Months	63%	47%	31%	39%

SUMMARY STATISTICS BY VINTAGE

Losses to date ($mm)	'04 - '05	'06 - '08	'09 - '13	Total
Total Sold UPB	$11,334	$11,978	$33,877	$57,189
Request Rate	0.37%	2.38%	0.30%	0.78%
Requests Received	188	1,367	436	1,991
Pending Requests	15	208	23	246
Resolved Requests	173	1,159	413	1,745
Repurchase Rate	42%	40%	29%	38%
Repurchase Requests	72	466	121	659
Average Loan size ($000)	222	209	231	224
Loss Severity	12%	48%	27%	38%
Losses Recognized	$1.9	$46.7	$7.5	$56.1
Losses Recognized (bps)	1.7	39.0	2.2	9.8

HIGHLIGHTS

- Coverage ratio of 1.3 years
- LTD realized losses of 10bps for the whole portfolio and expected total lifetime realized losses of 16bps
- 2006 – 2008 quality of production was strong
- 2006 – 2008 vintages were primarily sold to the large agency aggregators

RESERVE ROLLFORWARD

($mm)	3Q12	4Q12	1Q13	2Q13	3Q13
Pending Reserves - BoP	$ 34	$ 31	$ 27	$ 25	$ 22
Provisions - New Sales	-	-	1	1	1
Provisions - Changes in Existing Reserves	2	3	(0)	(1)	(2)
Charge Offs	(5)	(7)	(3)	(3)	(2)
Pending Reserves - EoP	$ 31	$ 27	$ 25	$ 22	$ 19
Quarters of Coverage at Trailing 4 Quarter Realized Loss Rate	10	6	6	5	5

3RD QUARTER EARNINGS SUPPLEMENT 14 EverBank

15 NON-GAAP RECONCILIATIONS QUARTERLY ADJUSTED NET INCOME 3RD QUARTER EARNINGS SUPPLEMENT Three Months Ended September 30, June 30, March 31, December 31, September 30, (dollars and shares in thousands) 2013 2013 2013 2012 2012 Net income 33,150$ 45,993$ 39,146$ 28,846$ 22,178$ Transaction expense, net of tax - - - 903 1,268 Non-recurring regulatory related expense, net of tax 20,203 12,042 11,425 9,564 1,326 Increase (decrease) in Bank of Florida non-accretable discount, net of tax (439) (538) 950 486 111 doption of TDR guidance and policy change, net of tax - - - 3,709 - MSR impairment (recovery), net of tax (21,783) (20,194) (7,784) - 11,302 Restructuring expense, net of tax 3,242 - - - - Adjusted net income 34,373$ 37,303$ 43,737$ 43,508$ 36,185$ Adjusted net earnings per common share, diluted 0.26$ 0.28$ 0.33$ 0.34$ 0.30$ Weighted average common shares outstanding, diluted 124,124 124,034 123,439 122,807 119,591

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Total non-accrual loans and leases	$ 145,078	$ 132,078	$ 141,468	$ 156,629	$ 167,650
Accruing loans 90 days or more past due	-	-	-	-	1,973
Total non-performing loans (NPL)	145,078	132,078	141,468	156,629	169,623
Other real estate owned (OREO)	32,108	36,528	39,576	40,492	43,612
Total non-performing assets (NPA)	177,186	168,606	181,044	197,121	213,235
Troubled debt restructurings (TDR) less than 90 days past due	79,664	82,236	88,888	90,094	82,030
Total NPA and TDR[1]	$ 256,850	$ 250,842	$ 269,932	$ 287,215	$ 295,265
Total NPA and TDR	$ 256,850	$ 250,842	$ 269,932	$ 287,215	$ 295,265
Government-insured 90 days or more past due still accruing	1,147,795	1,405,848	1,547,995	1,729,877	1,684,550
Loans accounted for under ASC 310-30:					
90 days or more past due	45,104	54,054	67,630	79,984	117,506
OREO	21,240	21,194	22,955	16,528	18,557
Total regulatory NPA and TDR	$ 1,470,989	$ 1,731,938	$ 1,908,512	$ 2,113,604	$ 2,115,878
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[1]					
NPA to total assets	1.01%	0.92%	0.99%	1.08%	1.29%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:					
NPA to total assets	7.90%	8.98%	9.94%	11.09%	12.32%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.*

3RD QUARTER EARNINGS SUPPLEMENT 16 EverBank

17 NON-GAAP RECONCILIATIONS REGULATORY CAPITAL (BANK LEVEL) 3RD QUARTER EARNINGS SUPPLEMENT September 30, June 30, March 31, December 31, September 30, (dollars in thousands) 2013 2013 2013 2012 2012 Shareholders' equity 1,648,152$ 1,598,419$ 1,560,001$ 1,518,934$ 1,339,669$ Less: Goodwill and other intangibles (51,436) (51,807) (52,089) (54,780) (16,586) Disallowed servicing asset (39,658) (36,182) (31,585) (32,378) (33,366) Disallowed deferred tax asset (64,462) (65,406) (66,351) (67,296) (69,412) Add: ccumulated losses on securities and cash flow hedges 54,392 78,181 77,073 83,477 103,238 Tier 1 capital 1,546,988 1,523,205 1,487,049 1,447,957 1,323,543 Add: Allowance for loan and lease losses 66,991 73,469 77,067 82,102 76,469 Total regulatory capital 1,613,979$ 1,596,674$ 1,564,116$ 1,530,059$ 1,400,012$ Adjusted total assets 17,510,528$ 18,287,359$ 18,234,886$ 18,141,856$ 16,488,067$ Risk-weighted assets 11,120,048 11,656,698 11,406,725 11,339,415 8,701,164